SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 16, 2005

AmeriCredit Automobile Receivables Trust 2005-B-M

(Exact name of registrant as specified in its charter)

Delaware	333-121120	59-3804931

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

c/o AmeriCredit Financial
Services, Inc.
Attention: Chris A. Choate, Esq.
801 Cherry Street, Suite 3900
Fort Worth, Texas		76102

(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code (817) 302-7000

(Former name or former address, if changed since last report)

     Item 8.01. Other Events

          In connection with the offering of AmeriCredit Automobile Receivables Trust 2005-B-M Asset-Backed Notes, certain “Computational Materials” within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the “Related Computational Materials”).

     Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 8.01 above).

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-B-M

	By:	AmeriCredit Financial Services, Inc., as Servicer

		By:	/s/ J. Michael May

Name: J. Michael May
Title: Senior Vice President, Associate Counsel and Secretary

Dated: May 18, 2005

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Related Computational Materials (as defined in Item 8.01 above) distributed by Barclays Capital Inc., Lehman Brothers Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC.

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